Equity Offerings and Sale of Series A Preferred Units	6 Months Ended
Jun. 30, 2018
Federal Home Loan Banks [Abstract]
Equity Offerings and Sale of Series A Preferred Units

16) Equity Offerings and Sale of Series A Preferred Units

Equity Offerings

(U.S. Dollars in thousands)	January 2017 Offering	November 2017 Offering		Total 2017 Offering
Gross proceeds received	$56,125	$66,936	(1)	$123,061
Less: Underwriters’ discount	925	660		1,585
Less: Offering expenses	300	230		530

Net proceeds received	$54,900	$66,046		$120,946

(1)	Includes the General Partner’s 1.85% proportional capital contribution.

On November 9, 2017, the Partnership sold 3,000,000 common units in a public offering. In connection with the offering, the General Partner contributed a total of $1.2 million in order to maintain its 1.85% general partner interest in the Partnership. The total net proceeds from the offering and the related General Partner’s contribution were $66.0 million. The Partnership used the net proceeds from the offering to fund the cash portion of the purchase price of the Brasil Knutsen and to repay $43.5 million of borrowings under the revolving credit facility.

On January 10, 2017, the Partnership sold 2,500,000 common units in a public offering. The Partnership’s total net proceeds from the offering were $54.9 million. The Partnership used the net proceeds from the offering to fund the cash portion of the purchase price of the Tordis Knutsen and to repay debt and for general partnership purposes.

Sale of Series A Preferred units

(U.S. Dollars in thousands)	February 2017 Series A Preferred Units	June 2017 Series A Preferred Units	Total Series A Preferred Units
Gross proceeds received	$50,000	$40,000	$90,000
Less: Fee	1,000	1,000	2,000
Less: Expenses	386	150	536

Net proceeds received	$48,614	$38,850	$87,464

On February 2, 2017, the Partnership issued and sold in a private placement 2,083,333 Series A Preferred Units at a price of $24.00 per unit. After deducting fees and expenses, the net proceeds from the sale were $48.6 million. The Partnership used the net proceeds from the sale to fund the cash portion of the purchase price of the Tordis Knutsen and to repay debt and for general partnership purposes.

On June 30, 2017, the Partnership (i) issued and sold in a second private placement 1,666,667 additional Series A Preferred Units at a price of $24.00 per unit and (ii) amended and restated its Partnership Agreement to make certain amendments to the terms of the Series A Preferred Units, including the 2,083,333 Series A Preferred Units issued on February 2, 2017. After deducting estimated fees and expenses, the net proceeds of the sale were $38.9 million. The Partnership used $30.0 million of the net proceeds to repay the revolving credit facility, which was drawn in connection with acquisition of the Vigdis Knutsen.